SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)            October 17, 2005


                        Lakeland Financial Corporation
            (Exact name of Registrant as specified in its charter)


         Indiana                       0-11487               35-1559596
(State or other jurisdiction       (Commission file       (I.R.S. Employer
       of incorporation)                Number)         Identification Number)


202 East Center Street, P.O. Box 1387, Warsaw, Indiana             46581-1387
       (Address of principal executive offices)                    (Zip Code)


                                (574) 267-6144
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[  ]  Solicitation material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR  240.14d-2(b)
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 2.02.  Results of Operations and Financial Condition

     On October 17, 2005, Lakeland Financial Corporation issued a press release announcing its earnings for the nine-months and three-months ended September 30, 2005. The news release is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

     (c) Exhibits

         99.1  Press Release dated October 17, 2005

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        LAKELAND FINANCIAL CORPORATION


Dated:  October 17, 2005                    By: /s/David M. Findlay
                                                   David M. Findlay
                                                   Chief Financial Officer